UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 26, 2004


                              LAWSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



           Delaware                    0-10546                36-2229304
 (State or other jurisdiction         (Commission            (IRS Employer
        of incorporation)            File Number)        Identification No.)


1666 East Touhy Avenue, Des Plaines, Illinois                      60018
(Address of principal executive offices)                        (Zip Code)

       Registrant's telephone number, including area code: (847) 827-9666


                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On October 26, 2004, Lawson Products, Inc. issued a press release announcing its operating results for the quarter ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

         The information in ihis Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically feferences this Form 8-K.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)         Exhibits


  Exhibit 99.1    Press release issued by Lawson Products, Inc. on
                  October 26, 2004.

  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              LAWSON PRODUCTS, INC.


Date:  October 28, 2004                       /s/ Thomas Neri
                                              ----------------------------------
                                              Name:  Thomas Neri
                                              Title: Executive Vice President
                                                     and Chief Financial Officer